UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2018

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

4925 Indiana Avenue
Lisle, IL	60532
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (630) 577-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act ( 17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

EXPLANATORY NOTE

On May 18, 2018, CTS Corporation ("CTS") filed a Current Report on Form 8-K that announced the retirement of Walter Catlow from the Board of Directors. This Form 8-K/A amends the previous filing to correct Mr. Catlow's name within the Item 5.02 disclosure.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2018, CTS issued a press release announcing the planned retirement of Walter Catlow from the Board of Directors following its Annual Shareholders Meeting. Mr. Catlow's announcement to retire was not due to any disagreements with CTS Corporation's officers, management, or board members. A copy of this press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Exhibit    Description
99.1Press release dated May 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

Date: May 24, 2018	By:	/s/ William M. Cahill
William M. Cahill
Chief Accounting Officer